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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM T-1

              Statement of Eligibility and Qualification under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

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                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION
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              (Exact name of trustee as specified in its charter)


      United States                                      94-3160100
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(State of Incorporation)                       (IRS Employer Identification No.)


                        550 South Hope Street, Suite 500
                         Los Angeles, California 90071
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             (Address of principal executive offices and zip code)


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                              The Price REIT, Inc.
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              (Exact name of obligor as specified in its charter)


                                    Maryland
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         (State or other jurisdiction of Incorporation or organization)


                                   52-1746059
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                       (IRS Employer Identification No.)


                7979 Ivanhoe Avenue, La Jolla, California 92037
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             (Address of principal executive offices and Zip code)


                                Debt Securities
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                      (Title of the indenture securities)



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                                GENERAL

    1.  GENERAL INFORMATION Furnish the following information as to the trustee.

        (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency
             Washington DC

        (b)  Whether it is authorized to exercise corporate trust powers.

             Yes

    2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

        None

        See Note following Item 16.

        Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

   16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

        Exhibit 1-Articles of Association of First Trust of California, National Association dated June 5, 1992, Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

        Exhibit 2-Certificate of the Comptroller of Currency as to authority of First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to
                  Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826

        Exhibit 3-Authorization of the Comptroller of Currency granting First Trust of California, National Association, the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-50826

        Exhibit 4-By-Laws of First Trust of California, National Association, dated June 15, 1992. Incorporated herein by reference to
                  Exhibit 4 filed with Form T-1 Statement, Registration No. 33-50826

        Exhibit 5-Not Applicable

        Exhibit 6-Consent of First Trust of California, National Association required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826
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Exhibit 7-Report of Condition of First Trust of California, National
          Association, as of the close of business on December 31, 1995 published pursuant to law or the requirements of its supervising or examining authority.



                                NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                              SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 4th day of November, 1996.



                                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

                                By:   /s/ Mary Lee
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                                          Mary Lee, Assistant Vice President



Attest:  /s/ Kathy Valdivia
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             Kathy Valdivia
             Assistant Vice President